Exhibit 10.2
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF STOCK APPRECIATION RIGHT
     Unless otherwise defined herein, the terms defined in the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.
     You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Agreement, as follows:

Grant Number
Date of Grant
Exercise Price per Share	$
Total Number of Shares Granted
Expiration Date:		Ten (10) years from the Date of Grant
     Vesting Schedule:
     This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:
          [VESTING SCHEDULE]
     Termination Period:
     This Stock Appreciation Right, to the extent vested, may be exercised for three months after the date upon which you cease to be a Service Provider (extended to twelve months if such termination is because of your death or Disability) but in no event later than the Expiration Date as set forth above. To the extent not vested at the date upon which you cease to be a Service Provider, the Stock Appreciation Right shall terminate.
     The Stock Appreciation Right evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Stock Appreciation Right Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
     1. Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the “Participant”) named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the “Stock Appreciation Right”) to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) which is incorporated herein by reference (the Plan and the Notice of Grant together with this Stock Appreciation Right Agreement are herein referred to as the “Agreement” or the “Stock Appreciation Right Agreement”). Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Appreciation Right Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Agreement.
     2. Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the “Exercised Shares”). The Exercise Notice shall be signed by the Participant and shall be delivered in person, by certified mail or electronically to the Stock Plan Administrator of the Company. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice.
          Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount equal to (a) the Fair Market Value of the Common Stock as of the date of such exercise, minus (b) the Exercise Price set forth in the Notice of Grant.
          The Company’s obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in stock, net of any amounts required to satisfy the Company’s withholding obligations. Stock withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional share due to a Participant upon exercise shall be rounded down to the nearest whole share.
     3. Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Stock Appreciation Right Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

     4. Term of Stock Appreciation Right. This Stock Appreciation Right may be exercised only within 10 years from the Date of Grant set forth in the Notice of Grant. The Stock Appreciation Right may be exercised during such term only in accordance with the Plan and the terms of this Stock Appreciation Right Agreement.
     5. Tax Consequences. Some of the federal tax consequences relating to this Stock Appreciation Right, as of the date of this Stock Appreciation Right, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS STOCK APPRECIATION RIGHT.
          The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the amount of stock received upon exercising the Stock Appreciation Right. If the Participant is an Employee or a former Employee, the Company will be required to withhold from amounts otherwise payable hereunder to Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income.
     6. No Effect on Employment. Participants who are employees are employed by the Company on an at-will basis only. Accordingly, nothing in this Agreement or the Plan shall confer upon an Employee any right to continue to be employed by the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause.
     7. No Rights of Stockholder. Until Shares are issued in respect of the exercise of this SAR in accordance with Plan Section 9(f), the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this SAR.
     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Stock Appreciation Right Agreement and the Notice of Grant constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     By your signature below, you represent and warrant that you are familiar with the terms and provisions of the Plan, and hereby accept and agree to be bound by the Stock Appreciation Right Agreement and the attached Notice of Grant subject to all the terms and provisions hereof and thereof, as well as the Plan. You further represent and warrant that you have reviewed the Stock Appreciation Right Agreement and the Plan in their entirety, and have had an opportunity to obtain the advice of counsel prior to executing the Stock Appreciation Right Agreement by signing below, and fully understand all provisions of the Plan and the Stock Appreciation Right Agreement. Participant also hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Stock Appreciation Right Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below (and any subsequent change).

PARTICIPANT:	OMNITURE, INC.

Signature	By:
Title:

Print Name

Residence Address:

EXHIBIT A
OMNITURE, INC.
2006 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
EXERCISE NOTICE
Omniture, Inc.
550 East Timpanogos Circle
Orem, UT 84097
Attention: Stock Plan Administration
     1. Exercise of Stock Appreciation Right. Effective as of today,                                         , 20___, the undersigned (“Participant”) hereby elects to exercise                                          Shares under and pursuant to the Omniture, Inc. 2006 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Agreement dated                                         , 20___(the “Stock Appreciation Right Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
     2. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Stock Appreciation Right Agreement and agrees to abide by and be bound by their terms and conditions.
     3. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
     4. Entire Agreement; Governing Law. The Notice of Grant, the Plan and the Stock Appreciation Right Agreement are incorporated herein by reference. This Exercise Notice, the Notice of Grant, the Plan and the Stock Appreciation Right Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.
[SIGNATURE PAGE FOLLOWS]

Submitted by:	Accepted by:

Participant:	Omniture, Inc.

Signature	By:
Title:

Print Name:

Address:

[SIGNATURE PAGE TO STOCK APPRECIATION RIGHT AGREEMENT EXERCISE NOTICE]